Exhibit 99.1

[Grey Global Logo]

Grey Global Group Inc.

Common Stock

Proxy Solicited by the Board of Directors

For the Special Meeting Of Stockholders

to be Held on                     ,

         a.m.

PROXY

The undersigned, stockholder(s) of Grey Global Group Inc. (“Company”), hereby appoint(s) Edward H. Meyer and Steven G. Felsher, and each of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution and revocation, to represent and act for the undersigned, in the name, place and stead of the undersigned, and to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at [                ] at [            ] a.m., local time, on [            ], [            ], and at any adjournments or postponements thereof (the “Special Meeting”), upon the matters set forth on the reverse side, and, in their discretion, on all other matters that may properly come before the Special Meeting.

The shares represented hereby will be voted in accordance with the specifications herein, but where specifications are not indicated, this proxy will be voted “FOR” adoption of the Agreement and Plan of Merger, dated as of September 11, 2004, by and among WPP Group plc, Abbey Merger Corporation and Grey Global Group Inc., as the same may be amended prior to the Special Meeting.

The undersigned hereby ratifies and confirms all that said proxies, agents and attorneys, or either of them, or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any and all adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete and return your proxy in the enclosed envelope as soon as possible. Your vote is important. Thank you for voting.

- Please detach along perforated line and mail in the envelope provided-

————————————————————————————————————————

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF THE

AGREEMENT AND PLAN OF MERGER, DATED AS OF SEPTEMBER 11, 2004, BY AND AMONG

WPP GROUP PLC, ABBEY MERGER CORPORATION AND GREY GLOBAL GROUP INC.

1.    Adoption of the Agreement and Plan of Merger, dated as of September 11, 2004, by and among WPP Group plc, Abbey Merger Corporation and Grey Global Group Inc., as the same may be amended prior to the Special Meeting.

☐ For	☐ Against	☐ Abstain

2.    The transaction of such other business as may properly come before the meeting, and at any and all adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement, dated [            ], [            ].

To change the address on your account, please check the box at right                                  ☐ and indicate your new address in the address space above.

Signature of Stockholder                                                   Date:

Signature of Stockholder                                                   Date:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

[Grey Global Logo]

Grey Global Group Inc.

Limited Duration Class B Common Stock

Proxy Solicited by the Board of Directors

For the Special Meeting Of Stockholders

to be Held on                     ,

         a.m.

PROXY

The undersigned, stockholder(s) of Grey Global Group Inc. (“Company”), hereby appoint(s) Edward H. Meyer and Steven G. Felsher, and each of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution and revocation, to represent and act for the undersigned, in the name, place and stead of the undersigned, and to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at [            ] at [            ] a.m., local time, on [            ], [            ], and at any adjournments or postponements thereof (the “Special Meeting”), upon the matters set forth on the reverse side, and, in their discretion, on all other matters that may properly come before the Special Meeting.

The shares represented hereby will be voted in accordance with the specifications herein, but where specifications are not indicated, this proxy will be voted “FOR” adoption of the Agreement and Plan of Merger, dated as of September 11, 2004, by and among WPP Group plc, Abbey Merger Corporation and Grey Global Group Inc., as the same may be amended prior to the Special Meeting.

The undersigned hereby ratifies and confirms all that said proxies, agents and attorneys, or either of them, or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any and all adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete and return your proxy in the enclosed envelope as soon as possible. Your vote is important. Thank you for voting.

- Please detach along perforated line and mail in the envelope provided-

————————————————————————————————————————

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF THE

AGREEMENT AND PLAN OF MERGER, DATED AS OF SEPTEMBER 11, 2004, BY AND AMONG

WPP GROUP PLC, ABBEY MERGER CORPORATION AND GREY GLOBAL GROUP INC.

1.    Adoption of the Agreement and Plan of Merger, dated as of September 11, 2004, by and among WPP Group plc, Abbey Merger Corporation and Grey Global Group Inc., as the same may be amended prior to the Special Meeting.

☐ For	☐ Against	☐ Abstain

2.    The transaction of such other business as may properly come before the meeting, and at any and all adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and Proxy Statement, dated [            ], [            ].

To change the address on your account, please check the box at right                                  ☐ and indicate your new address in the address space above.

Signature of Stockholder                                                   Date:

Signature of Stockholder                                                   Date:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.